UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

Sunshine Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street, Plant City, Florida	33563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 752-6193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 4, 2015, Sunshine Bancorp, Inc. (“Sunshine Bancorp”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Sunshine Bancorp, Sunshine Interim Corp., a wholly owned subsidiary of Sunshine Bancorp (“Merger Sub”) and Community Southern Holdings, Inc. (“CS Holdings”), pursuant to which (i) Merger Sub will be merged with and into CS Holdings, with CS Holdings as the surviving entity (the “Merger”), (ii) immediately thereafter, it is anticipated that CS Holdings will merge with and into Sunshine Bancorp, with Sunshine Bancorp as the surviving entity, and (iii) immediately thereafter, Community Southern Bank (“Community Bank”) will be merged with and into Sunshine Bank, with Sunshine Bank as the surviving bank.

Under the terms of the Merger Agreement, stockholders of CS Holdings will receive a cash payment equal to eleven dollars and sixty-six cents ($11.66) for each share of CS Holdings common stock, subject to a daily upward adjustment of $0.0016 per share, beginning on August 1, 2015 and through two days prior to the effective time of the Merger, if CS Holdings has satisfied certain contractual and financial metrics. The aggregate merger consideration, excluding any upward price adjustment, is approximately $30.8 million, which includes the cash out of in the money stock options and warrants.

The transaction has been approved by the Board of Directors of each company and is expected to close in the third quarter of 2015. Completion of the Merger is subject to customary closing conditions, including the receipt of required regulatory approvals and the approval of CS Holdings’ shareholders.

The directors and executive officers of CS Holdings have agreed to vote their shares in favor of the approval of the Merger Agreement at the shareholders’ meeting to be held to vote on the proposed transaction. If the Merger is not consummated under certain circumstances, CS Holdings has agreed to pay Sunshine Bancorp a termination fee of $1.4 million.

The Merger Agreement also contains usual and customary representations and warranties that Sunshine Bancorp, Merger Sub and CS Holdings made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Sunshine Bancorp, Merger Sub and CS Holdings, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between Sunshine Bancorp, Merger Sub and CS Holdings rather than establishing matters as facts.

Pursuant to the Merger Agreement, one current director of CS Holdings will be appointed to the Board of Directors of Sunshine Bancorp and Sunshine Bank following completion of the Merger.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this

Current Report on Form 8-K and which is incorporated herein by reference in its entirety. A copy of a press release dated February 5, 2015, announcing the Merger is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

An Investor Presentation containing additional information regarding the Merger is included in this report as Exhibit 99.2 and is furnished herewith, and shall not be deemed “filed” for any purpose.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 4, 2015, by and among Sunshine Bancorp, Inc., Sunshine Interim Corp. and Community Southern Holdings, Inc.

Exhibit 99.1	Press Release announcing the Merger, dated February 5, 2015

Exhibit 99.2	Sunshine Bancorp, Inc. investor presentation materials regarding the proposed transaction, dated February 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE BANCORP, INC.

DATE:	February 5, 2015	By:	/s/ Vickie J. Houllis
Vickie J. Houllis, Senior Vice President and Chief Financial Officer